REPORT OF
INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM

To the Shareholders of
Blackstone Alternative
Multi-Manager Fund and
Blackstone Alternative
Multi-Strategy Fund and the
Board of Trustees of
Blackstone Alternative
Investment Funds:

In planning and performing
our audits of the
consolidated financial
statements of Blackstone
Alternative Multi-Manager
Fund and Subsidiaries and
Blackstone Alternative
Multi-Strategy Fund and
Subsidiaries (collectively,
the "Funds"), each a series
of Blackstone Alternative
Investment Funds, as of and
for the period ended March
31, 2015, in accordance
with the standards of the
Public Company
Accounting Oversight
Board (United States), we
considered the Funds?
internal control over
financial reporting,
including control over
safeguarding securities, as a
basis for designing our
auditing procedures for the
purpose of expressing our
opinion on the consolidated
financial statements and to
comply with the
requirements of Form N-
SAR, but not for the
purpose of expressing an
opinion on the effectiveness
of the Funds' internal
control over financial
reporting. Accordingly, we
express no such opinion.

The management of the
Funds is responsible for
establishing and maintaining
effective internal control
over financial reporting. In
fulfilling this responsibility,
estimates and judgments by
management are required to
assess the expected benefits
and related costs of controls.
A fund's internal control
over financial reporting is a
process designed to provide
reasonable assurance
regarding the reliability of
financial reporting and the
preparation of financial
statements for external
purposes in accordance with
generally accepted
accounting principles. A
fund's internal control over
financial reporting includes
those policies and
procedures that (1) pertain
to the maintenance of
records that, in reasonable
detail, accurately and fairly
reflect the transactions and
dispositions of the assets of
the fund; (2) provide
reasonable assurance that
transactions are recorded as
necessary to permit
preparation of financial
statements in accordance
with generally accepted
accounting principles, and
that receipts and
expenditures of the fund are
being made only in
accordance with
authorizations of
management and trustees of
the fund; and (3) provide
reasonable assurance
regarding prevention or
timely detection of
unauthorized acquisition,
use, or disposition of a
fund's assets that could have
a material effect on the
financial statements.

Because of its inherent
limitations, internal control
over financial reporting may
not prevent or detect
misstatements. Also,
projections of any
evaluation of effectiveness
to future periods are subject
to the risk that controls may
become inadequate because
of changes in conditions or
that the degree of
compliance with the policies
or procedures may
deteriorate.

A deficiency in internal
control over financial
reporting exists when the
design or operation of a
control does not allow
management or employees,
in the normal course of
performing their assigned
functions, to prevent or
detect misstatements on a
timely basis. A material
weakness is a deficiency, or
a combination of
deficiencies, in internal
control over financial
reporting, such that there is
a reasonable possibility that
a material misstatement of
the fund's annual or interim
financial statements will not
be prevented or detected on
a timely basis.

Our consideration of the
Funds? internal control over
financial reporting was for
the limited purpose
described in the first
paragraph and would not
necessarily disclose all
deficiencies in internal
control that might be
material weaknesses under
standards established by the
Public Company
Accounting Oversight
Board (United States).
However, we noted no
deficiencies in the Funds?
internal control over
financial reporting and their
operation, including
controls for safeguarding
securities, that we consider
to be a material weakness,
as defined above, as of
March 31, 2015.

This report is intended
solely for the information
and use of management and
the Board of Trustees of
Blackstone Alternative
Investment Funds and the
Securities and Exchange
Commission and is not
intended to be and should
not be used by anyone other
than these specified parties.

/s/ Deloitte & Touche LLP
New York, New York
May 26, 2015